Income Taxes	12 Months Ended
Oct. 03, 2010
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 14 - Income Taxes

The income tax provisions as of October 3, 2010 and September 30, 2009 include the following:

	2010	2009
Current income tax expense:
Federal	$(32,389)	$426,514
State	-	-
	$(32,389)	$426,514
Deferred income tax provision (benefit):
Federal	(3,372,724)	(711,177)
State	-	-
Change in valuation allowance	3,090,405	-
	$(282,316)	$(711,177)

Provision for (Benefit from) income taxes, net	$(314,705)	$(284,663)

The current income tax expense for period ending October 3, 2010 relates to changes in the actual income tax return filed in June 2010, for tax year ending September 30, 2009 as compared to the estimated taxes as of September 30, 2009.

The income tax provision for Optex Systems as of October 3, 2010 differs from those computed using the statutory federal tax rate of 34%, due to the following permanent differences:

	2010	%	2009	%

Tax benefit at statutory federal rate	$(3,375,071)	34%	$(127,211)	34%
Change in valuation and other	3,060,366	(30.7)%	(157,452)	42%
	$(314,705)	3.3%	$(284,663)	76%

Deferred income taxes recorded in the balance sheets results from differences between financial statement and tax reporting of income and deductions. A summary of the composition of the deferred income tax assets (liabilities) follows:

	As of October 3, 2010	As of September 30, 2009

Stock Options	$46,525	$13,440
Inventory Reserve	(84,339)	(40,427)
Unicap	40,051	54,494
Contract Loss Reserve	181,962	178,900
Fixed assets	(37,141)	(58,476)
Goodwill Amortization	2,256,372	-
Intangible Asset Amortization	1,189,509	612,707
Net Operating Losses	553,012
Other	(62,050)	(49,461)

Subtotal	$4,083,901	$711,177
Valuation allowance	(3,090,405)	-
Net deferred asset (liability)	$993,496	$711,177

Since Optex Systems, Inc. (Texas) was acquired in a transaction effected as an asset purchase, Optex Systems, Inc. (Delaware) would only be entitled to tax deductions generated after the date of the acquisition on October 14, 2008. Accordingly, no deferred tax assets have been recorded in the accompanying financial statements for net operating losses generated by Optex Systems, Inc. (Texas) prior to that date.

As the result of the assessment of the FASB ASC 740-10 (Prior Authoritative Literature: FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — An Interpretation of FASB Statement No. 109”), Optex Systems Holdings has no unrecognized tax benefits. By statute, the tax year ending in October 3, 2010 is open to examination by the major taxing jurisdictions to which the Optex Systems Holdings is subject.

Cash paid for income taxes for the fiscal years ended October 3, 2010 and September 30, 2009 were $119,847 and $488,799, respectively. As of October 3, 2010 Optex Systems Holdings other assets includes $214,521 of overpaid income taxes from estimated quarterly deposits. We expect recovery of the overpaid tax amount in the next 12 months.